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                                                                    EXHIBIT 99.3


                       KUBOTA GUARANTY AND INDEMNIFICATION


        THIS KUBOTA GUARANTY AND INDEMNIFICATION, dated as of December 15, 1997 (the "Guaranty"), is executed by KUBOTA CORPORATION., a Japanese corporation ("Parent"), in favor of STORMEDIA INCORPORATED, a Delaware corporation ("StorMedia").

                                    RECITALS

        A. Pursuant to the Agreement and Plan of Reorganization, of even date hereof (the "Agreement"), between StorMedia, Akashic International Inc., an indirect wholly owned subsidiary of Parent ("AII") and Akashic Memories Corporation, a subsidiary of Parent ("Akashic"), StorMedia has agreed to acquire Akashic through a statutory merger of one of its subsidiaries with and into Akashic (the "Merger"). Unless otherwise defined herein, all other capitalized terms used herein and defined in the Agreement shall have the respective meanings given to those terms in the Agreement.

        B. StorMedia's obligation to consummate the Merger is subject, among other conditions to receipt by StorMedia of this Guaranty, duly executed by Parent.

        C. In addition, in the event AII is dissolved, Parent shall assume all obligations and liabilities of every nature of AII now or hereafter existing under the terms of the Agreement.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Parent hereby agrees with StorMedia as follows:

        1.      Guaranty.

                a. Parent unconditionally guarantees all obligations and liabilities of AII now or hereafter existing arising in any manner in connection with, as a result of or under the terms of the Agreement.

                b. This Guaranty is absolute, unconditional, continuing and irrevocable and if AII shall dissolve, liquidate or fail to pay or perform any obligations to StorMedia as and when such payments or performance are due under the Agreement which is subject to this Guaranty, Parent shall forthwith pay to StorMedia when such payments or performance are due in the place of AII.


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        2.      Consent to Dissolution. StorMedia agrees that at such time that
AII is dissolved or liquidated, it shall, at the request of Parent, provide acknowledgment of AII's release of all obligations under the Agreement, so long as Parent is then still obligated as guarantor and indemnitor hereunder.

        3. Representations and Warranties. Parent represents and warrants to StorMedia that (a) Parent is a corporation duly organized, validly, existing and in good standing under the laws of its country of incorporation and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification; (b) the execution, delivery and performance by Parent of this Guaranty are within the power of Parent and have been duly authorized by all necessary actions on the part of Parent; (c) this Guaranty has been duly executed and delivered by Parent and constitutes a legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally; (d) the execution, delivery and performance of this Guaranty do not (i) violate any laws, rules or regulations applicable to Parent or (ii) contravene any material contractual obligation of Parent; and (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person or entity (including, without limitation, the shareholders of any Parent) is required in connection with the execution, delivery and performance of this Guaranty, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect

        4. Indemnification. Parent will indemnify and hold harmless StorMedia and the Surviving Corporation and its respective officers, directors, agents and employees, and each person, if any, who controls or may control StorMedia or the Surviving Corporation within the meaning of the Securities Act of 1933, as amended (hereinafter referred to individually as an "Indemnified Person" and collectively as "Indemnified Persons") from and against any and all losses, costs, damages, liabilities and expenses arising from claims, demands, actions, causes of action, including, without limitation, reasonable legal fees arising out of or relating to claims by minority shareholders, holders of Akashic Capital Stock or options to purchase Akashic Common Stock of Akashic prior to the Merger (each a "Minority Shareholder" and collectively the "Minority Shareholders") alleging breach of fiduciary duty, fraud, misrepresentation or any other claim relating to the Merger or the consideration (or lack thereof) received by such Minority Shareholder(s) in the Merger or the termination of options or rights to purchase Akashic Common Stock.

        In the event the Buyer or the Surviving Corporation becomes aware of a claim by a Minority Shareholder(s) which Buyer or the Surviving Corporation believes has or may result in Damages, StorMedia shall notify Parent of such claim and Parent shall either defend against such claim or settle such claim, in each case at its expense and in a manner which results in no Damages being incurred by either StorMedia or the Surviving Corporation and in both StorMedia and the Surviving Corporation being unconditionally released from all future liability with respect to such claim. In the event Parent fails to so defend against or settle such claim, StorMedia and Surviving Corporation may defend against or settle such claim and Parent shall reimburse promptly, as incurred,


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all expenses and damages incurred in connection therewith upon request for such reimbursement by StorMedia or the Surviving Corporation, as applicable.

        5. Cancellation of Debt. Parent shall extinguish, or cause to be extinguished, without creating taxable income to Akashic, all long term debt and debentures of Akashic or its subsidiaries (other than the loan from Western Digital Corporation) (the "Debt"), and shall deliver evidence satisfactory to StorMedia that all such Debt has been extinguished. To the extent StorMedia incurs any losses, costs, damages or liabilities due to Parent's failure to extinguish all Debt by Closing, Parent shall indemnify StorMedia for any damages, costs, expenses or other liabilities incurred as a result of such failure.

        6. Waivers. Parent waives (a) any right to require StorMedia to (i) proceed against AII or (ii) pursue any other remedy in StorMedia's power whatsoever; (b) any setoff or counterclaim of AII or any defense which results from any disability or other defense of AII or the cessation or stay of enforcement from any cause whatsoever of the liability of AII; and (c) all presentments, demands for performance, notices of non-performance, notices delivered under the Agreement.

        7.      Miscellaneous.

                (a) All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be in writing (including telexed, telecopied or telegraphic communication) and mailed (by certified or registered mail), telexed, telegraphed, telecopied or delivered to the respective parties, as follows:



        If to Parent

               Kubota Corporation
               2-47 Shikitsuhigashi 1-chome,
               Naniwa-ku Osaka, 556 Japan
               Attn: Kunio Suwa
               Fax: 06-648-3915

        with a copy to:

               Graham & James
               600 Hansen Way
               Palo Alto, CA 94304-1043
               Attn:  Robert E. Patterson
               Fax:  (650) 856-3619


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        If to StorMedia:

               StorMedia Incorporated
               385 Reed Street
               Santa Clara, California 95050
               Attn: William J. Almon
               Fax: (408) 727-4928

        with a copy to:

               Wilson Sonsini Goodrich & Rosati, P.C.
               650 Page Mill Road
               Palo Alto, CA 94304
               Attn: Judith M. O'Brien
               Fax: 650-493-6811


        or in accordance with any subsequent written direction from either party to the other. All such notices and other communications shall, except as otherwise expressly herein provided, be effective when received; or in the case of delivery by messenger or overnight delivery service, when left at the appropriate address.

                (b) Nonwaiver. No failure or delay on StorMedia's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                (c) Amendments and Waivers. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Parent and StorMedia. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given.

                (d) Assignments. This Guaranty shall be binding upon and inure to the benefit of Company and Guarantor and their respective successors and assigns; provided, however, that without the prior written consent of StorMedia, Parent may not assign its rights and obligations hereunder.

                (e) Cumulative Rights, etc. The rights, powers and remedies of StorMedia under this Guaranty shall be in addition to all rights, powers and remedies given to StorMedia by virtue of any applicable law, rule or regulation of any Governmental Authority or the Agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing StorMedia's rights hereunder.


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                (f)     Partial Invalidity. If at any time any provision of this
        Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                (g) Governing Law. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                (h) Jury Trial. EACH OF PARENT AND STORMEDIA, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.


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        IN WITNESS WHEREOF, the parties have caused this Guaranty to be executed as of the day and year first above written.



                               KUBOTA CORPORATION



                               By:  /s/ KUNIO SUWA
                                   ---------------------------------------
                               Name: Kunio Suwa
                                     -------------------------------------
                               Title: Manager
                                      ------------------------------------


                               STORMEDIA INCORPORATED


                               By:
                                   ---------------------------------------
                                   William J. Almon
                                   Chief Executive Officer


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        IN WITNESS WHEREOF, the parties have caused this Guaranty to be executed as of the day and year first above written.



                               KUBOTA CORPORATION



                               By:
                                   ---------------------------------------
                               Name:
                               Title:


                               STORMEDIA INCORPORATED


                               By: /s/ WILLIAM J. ALMON
                                   ---------------------------------------
                                   William J. Almon
                                   Chief Executive Officer


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